                                                                    Exhibit 99.1

[PLATO LEARNING LOGO]


__________________________________________________________ FOR IMMEDIATE RELEASE

                             CONTACT: JOHN MURRAY - CHAIRMAN, PRESIDENT & CEO GREG MELSEN - CFO
                                         STEVE SCHUSTER - VP & TREASURER
                                         952.832.1000


                          PLATO LEARNING, INC. REPORTS
                     THIRD QUARTER FISCAL YEAR 2004 RESULTS

                        COMPANY RETURNS TO PROFITABILITY
                  SHOWS SOLID REVENUE GROWTH COMPARED TO MARKET


MINNEAPOLIS, MN - AUGUST 26, 2004 - PLATO Learning, Inc. (NASDAQ: TUTR), a leading provider of K-Adult computer-based and e-learning solutions, today announced revenues for its third quarter ended July 31, 2004, totaling $40.6 million. This represents a $16.8 million or a 71% increase versus the $23.8 million reported for the comparable period of fiscal 2003. The Company's acquisition of Lightspan, Inc. in November 2003 significantly contributed to the revenue growth for the quarter and year-to-date ended July 31, 2004.

Reported Revenues            Quarter Ended July 31,                      Nine Months Ended July 31,
                         ------------------------------                ------------------------------
(000's)                       2004            2003         Growth           2004            2003         Growth
                         -------------- --------------- -------------  -------------- --------------- -------------
PLATO Learning                $ 40,613        $ 23,793           71%       $  99,381        $ 54,717           82%
Lightspan (1)                        -          14,479                           969          37,371
                         -------------- ---------------                -------------- ---------------
                              $ 40,613        $ 38,272            6%       $ 100,350        $ 92,088            9%
                         ============== ===============                ============== ===============

(1)  Lightspan revenues prior to acquisition.

Net earnings for the third quarter of 2004 were $6.7 million, or $0.29 per diluted share, as compared to $0.3 million, or $0.02 per diluted share, for the same period of 2003. The third quarter results for the period ended July 31, 2003, included tax expense of $1.6 million, or $0.10 per diluted share. Tax expense for the quarter ended July 31, 2004 was related to non-deductible goodwill and was $150,000, or $.01 per diluted share. The tax expense reduction between periods resulted from the full valuation allowance the Company provided against its deferred tax assets in connection with the acquisition of Lightspan and from the losses incurred year-to-date in fiscal 2004.

Adjusted Net Earnings (Loss)                              Quarter Ended July 31,       Nine Months Ended July 31,
                                                      ------------------------------ ------------------------------
(000's, except per share amounts)                         2004            2003            2004           2003
                                                      -------------- --------------- --------------- --------------
Net earnings (loss) (GAAP)                                  $ 6,724         $   285        $ (4,041)      $ (4,943)
    Exclude income tax expense (benefit)                        150           1,600             450         (2,185)
                                                      -------------- --------------- --------------- --------------
Net earnings (loss) (Non-GAAP)                              $ 6,874         $ 1,885        $ (3,591)      $ (7,128)
                                                      ============== =============== =============== ==============
Weighted average common shares outstanding                   23,012          16,363          22,497         16,558
                                                      ============== =============== =============== ==============
Earnings (loss) per basic share (Non-GAAP)                  $  0.30         $  0.12        $  (0.16)      $  (0.43)
                                                      ============== =============== =============== ==============
Weighted average common shares outstanding                   23,556          16,420          22,497         16,558
                                                      ============== =============== =============== ==============
Earnings (loss) per diluted share (Non-GAAP)                $  0.29         $  0.11        $  (0.16)      $  (0.43)
                                                      ============== =============== =============== ==============

The acquisition of Lightspan also added significant expenses to the Company's operations, the impact of which has been partially offset by cost reductions from operating synergies of the merged businesses.


Reported Operating Expenses                               Quarter Ended July 31,       Nine Months Ended July 31,
                                                      ------------------------------ ------------------------------
(000's)                                                    2004            2003            2004           2003
                                                      -------------- --------------- --------------- --------------
Operating expenses:
    PLATO Learning (1)                                       22,217          13,898          68,361         40,875
    Lightspan (2)                                                 -          13,941           1,941         43,169
                                                      -------------- --------------- --------------- --------------
    Total                                                    22,217          27,839          70,302         84,044
                                                      ============== =============== =============== ==============
    As a percentage of revenues                               54.7%           72.7%           70.1%          91.3%
                                                      ============== =============== =============== ==============

(1) PLATO operating expenses for the quarter and nine months in 2003 exclude $422 and $802 of restructuring charges, respectively.

(2)  Lightspan operating expenses prior to acquisition.

John Murray, Chairman, President and CEO, said, "Our financial performance for the third quarter clearly demonstrates the significant financial leverage of our business model. We returned to profitability this quarter with $6.9 million of operating income, representing 17% of revenue. Operating income also improved from second quarter 2004 by over $10 million, further demonstrating both our financial leverage and the additional cost synergies achieved since the Lightspan acquisition. Our cash and investments grew over $9 million during the quarter, including over $12 million provided by operating activities. Given the relatively fixed nature of most of our cost structure, our financial performance is expected to continue to improve as revenues grow."

Mr. Murray continued, "While the market has been softer than expected, we have successfully grown revenues and deferred revenues at rates greater than the market growth rate by capturing market share. This growth reflects the superior quality and strength of our product offering. With a broad market leading portfolio of accountability, assessment and curriculum products and services, we are uniquely positioned to take full advantage of this growth. As our business model has demonstrated, this growth is expected to continue to generate improved financial performance and, accordingly, increased value for our shareholders."

The Company highlighted additional key financial information:

o Earnings Before Interest Taxes Depreciation and Amortization (EBITDA), calculated as operating income before depreciation, amortization and restructuring charges, were $17.9 million for the twelve month period ended July 31, 2004 as compared to $4.9 million for the twelve month period ended July 31, 2003.

o Cash and marketable securities were $31.0 million at July 31, 2004, compared to $21.7 million at April 30, 2004. No bank borrowings were outstanding at July 31, 2004.

o Deferred revenue was $42.9 million at July 31, 2004, versus $39.7 million at July 31, 2003, which includes Lightspan deferred revenue on a pro-forma basis.

o Stockholders' equity was $157.2 million at July 31, 2004, compared to $109.9 million at October 31, 2003 and $106.6 million at July 31, 2003.

USE OF NON-GAAP FINANCIAL MEASURES
The non-GAAP financial measures used in this press release exclude the impact of an income tax benefit in 2003, and a 2003 restructuring charge on PLATO Learning's operating results, as well as present EBITDA and certain combined operations as if Lightspan had been acquired as of November 1, 2002. These non-GAAP financial measures are not prepared in accordance with generally accepted accounting principles and may be different from non-GAAP financial measures used by other companies. Non-GAAP financial measures should not be considered as a substitute for, or superior to, measures of financial performance prepared in accordance with GAAP. PLATO Learning's management views these non-GAAP financial measures to be helpful in assessing the Company's progress in integrating the operations of Lightspan. In addition, these non-GAAP financial measures facilitate management's internal comparisons to PLATO Learning's historical operating results and comparisons to competitors' operating results. PLATO Learning includes these non-GAAP financial measures in its earnings announcement, because the Company believes they are useful to investors in allowing for greater transparency related to supplemental information used by management in its financial and operational analysis. Investors are encouraged to review the reconciliation of the non-GAAP financial measures used in this press release to their most directly comparable GAAP financial measures as provided with the financial statements attached to this press release.

QUARTERLY CONFERENCE CALL
A conference call to discuss this announcement is scheduled for today at 3:45 PM
(CDT). The dial-in number for this call is 1-877-775-1746. Please call ten minutes prior to the start of the call and inform the operator you are participating in PLATO Learning's call. Should you be unable to attend the live conference call, a recording will be available to you from 5:45 p.m. on August 26, 2004, through midnight September 4, 2004. To access the recording call:
1-800-642-1687. At the prompt, enter pass code number 8356830.

ABOUT PLATO LEARNING
PLATO Learning, Inc. is a leading provider of computer-based and e-learning instruction for kindergarten through adult learners, offering curricula in reading, writing, math, science, social studies, and life and job skills. The company also offers innovative online assessment and accountability solutions and standards-based professional development services. With over 6,000 hours of objective-based, problem-solving courseware, plus assessment, alignment and curriculum management tools, we create standards-based curricula that facilitate learning and school improvement.

With trailing 12-month revenues of approximately $127 million, PLATO Learning, Inc. is a publicly held company traded as TUTR on the NASDAQ-NMS. PLATO(R) Learning educational software is marketed to K-12 schools and colleges. The Company also sells to job training programs, correctional institutions, military education programs, corporations and individuals. Products are delivered via networks, CD-ROM, the Internet and private intranets.

PLATO Learning is headquartered at 10801 Nesbitt Avenue South, Bloomington, Minnesota 55437, (952) 832-1000 or (800) 869-2000. The Company has domestic offices throughout the United States and international offices in the United Kingdom and Canada. International distributors are located in Puerto Rico, Singapore, South Africa and the United Arab Emirates. The Company's Web address is http://www.plato.com.

This announcement includes forward-looking statements. PLATO Learning has based these forward-looking statements on its current expectations and projections about future events. Although PLATO Learning believes that its assumptions made in connection with the forward-looking statements are reasonable, no assurances can be given that its assumptions and expectations will prove to have been correct. These forward-looking statements are subject to various risks, uncertainties and assumptions. PLATO Learning undertakes no obligation to publicly update or revise any forward-looking statements, whether as a result of new information, future events or otherwise. Any forward looking statements made are subject to the risks and uncertainties as those described in the Company's Annual Report on Form 10-K for the year ended October 31, 2003. Actual results may differ materially from anticipated results.

(R) PLATO is a registered trademark of PLATO Learning, Inc. PLATO Learning is a trademark of PLATO Learning, Inc.

                      PLATO LEARNING, INC. AND SUBSIDIARIES
                      CONSOLIDATED STATEMENTS OF OPERATIONS
               (UNAUDITED, IN THOUSANDS, EXCEPT PER SHARE AMOUNTS)
--------------------------------------------------------------------------------

                                                            THREE MONTHS ENDED                NINE MONTHS ENDED
                                                                 JULY 31,                         JULY 31,
                                                      -------------------------------  -------------------------------
                                                           2004             2003            2004             2003
                                                      --------------   --------------  ---------------  --------------
 Revenues:
     License fees                                          $ 25,421         $ 16,300         $ 55,693        $ 33,497
     Subscriptions                                            5,812            1,806           15,645           5,197
     Services                                                 7,403            3,918           20,937          11,597
     Other                                                    1,977            1,769            7,106           4,426
                                                      --------------   --------------  ---------------  --------------
       Total revenues                                        40,613           23,793           99,381          54,717
                                                      --------------   --------------  ---------------  --------------
 Cost of revenues:
     License fees                                             3,378            2,124            9,953           5,798
     Subscriptions                                            1,782            1,204            5,522           2,559
     Services                                                 4,193            2,646           12,527           8,024
     Other                                                    2,157            1,649            6,698           3,951
                                                      --------------   --------------  ---------------  --------------
       Total cost of revenues                                11,510            7,623           34,700          20,332
                                                      --------------   --------------  ---------------  --------------
         Gross profit                                        29,103           16,170           64,681          34,385
                                                      --------------   --------------  ---------------  --------------
 Operating expenses:
     Sales and marketing                                     14,897           10,079           45,875          29,263
     General and administrative                               4,915            3,200           14,447           9,511
     Product development                                      1,293              472            4,842           1,660
     Amortization of intangibles                              1,112              147            3,197             441
     Restructuring charges                                        -              422                -             802
                                                      --------------   --------------  ---------------  --------------
       Total operating expenses                              22,217           14,320           68,361          41,677
                                                      --------------   --------------  ---------------  --------------
         Operating income (loss)                              6,886            1,850           (3,680)         (7,292)
 Interest income                                                 41               83              298             295
 Interest expense                                               (28)             (34)            (100)            (88)
 Other expense, net                                             (25)             (14)            (109)            (43)
                                                      --------------   --------------  ---------------  --------------
     Earnings (loss) before income taxes                      6,874            1,885           (3,591)         (7,128)
 Income tax expense (benefit)                                   150            1,600              450          (2,185)
                                                      --------------   --------------  ---------------  --------------
     Net earnings (loss)                                   $  6,724         $    285         $ (4,041)       $ (4,943)
                                                      ==============   ==============  ===============  ==============

 Earnings (loss) per share:
     Basic and diluted                                     $   0.29         $   0.02         $  (0.18)       $  (0.30)
                                                      ==============   ==============  ===============  ==============

 Weighted average common shares outstanding:
     Basic                                                   23,012           16,363           22,497          16,558
                                                      ==============   ==============  ===============  ==============
     Diluted                                                 23,556           16,420           22,497          16,558
                                                      ==============   ==============  ===============  ==============

                      PLATO LEARNING, INC. AND SUBSIDIARIES
                           CONSOLIDATED BALANCE SHEETS
                    (IN THOUSANDS, EXCEPT PER SHARE AMOUNTS)
--------------------------------------------------------------------------------

                                                                                    JULY 31,          OCTOBER 31,
                                                                                      2004               2003
                                                                                ----------------   -----------------
                                                                                  (Unaudited)
                                     ASSETS

 Current assets:
      Cash and cash equivalents                                                       $  27,011           $  23,834
      Accounts receivable, net                                                           46,831              39,176
      Prepaid expenses and other current assets                                           9,389               4,819
      Deferred income taxes                                                                   -               2,218
                                                                                ----------------   -----------------
          Total current assets                                                           83,231              70,047
 Long-term marketable securities                                                          3,993               3,862
 Equipment and leasehold improvements, net                                                6,899               5,024
 Product development costs, net                                                          16,481              14,738
 Goodwill                                                                                67,743              39,609
 Identified intangible assets, net                                                       41,369              14,707
 Other assets                                                                             1,617               1,975
                                                                                ----------------   -----------------
      Total assets                                                                    $ 221,333           $ 149,962
                                                                                ================   =================

                      LIABILITIES AND STOCKHOLDERS' EQUITY

 Current liabilities:
      Accounts payable                                                                $   3,794           $   2,876
      Accrued employee salaries and benefits                                              9,934               6,678
      Accrued liabilities                                                                 6,173               3,600
      Deferred revenue                                                                   35,607              22,192
                                                                                ----------------   -----------------
          Total current liabilities                                                      55,508              35,346
      Deferred revenue                                                                    7,337               4,372
      Deferred income taxes                                                               1,163                   -
      Other liabilities                                                                     141                 312
                                                                                ----------------   -----------------
          Total liabilities                                                              64,149              40,030
                                                                                ----------------   -----------------
 Stockholders' equity:
      Common stock, $.01 par value, 50,000 shares authorized; 23,065 shares issued and 23,045 outstanding at July 31, 2004; 17,671 shares issued and 16,370 shares outstanding
          at October 31, 2003                                                               230                 164
      Additional paid in capital                                                        162,828             123,135
      Treasury stock at cost, 20 and 1,301 shares, respectively                            (205)            (11,652)
      Accumulated deficit                                                                (5,063)             (1,022)
      Accumulated other comprehensive loss                                                 (606)               (693)
                                                                                ----------------   -----------------
          Total stockholders' equity                                                    157,184             109,932
                                                                                ----------------   -----------------
             Total liabilities and stockholders' equity                               $ 221,333           $ 149,962
                                                                                ================   =================

                      PLATO LEARNING, INC. AND SUBSIDIARIES
                      CONSOLIDATED STATEMENTS OF CASH FLOWS
                            (UNAUDITED, IN THOUSANDS)
--------------------------------------------------------------------------------

                                                                                      NINE MONTHS ENDED
                                                                                           JULY 31,
                                                                               --------------------------------
                                                                                    2004              2003
                                                                               --------------    --------------
 Operating activities:
 Net loss                                                                           $ (4,041)         $ (4,943)
                                                                               --------------    --------------
 Adjustments to reconcile net loss to net cash provided by operating activities:
      Deferred income taxes                                                              450            (2,185)
      Amortization of capitalized product development costs                            5,160             4,202
      Amortization of identified intangible assets                                     5,706             1,495
      Depreciation and amortization of equipment and
          leasehold improvements                                                       2,600             1,635
      Provision for doubtful accounts                                                  1,522             1,607
      Stock-based compensation                                                           217                 -
      Loss on disposal of equipment                                                       79                59
      Changes in assets and liabilities, net of effects of acquisitions:
          Accounts receivable                                                           (357)           (2,220)
          Prepaid expenses and other current and noncurrent assets                    (2,184)              395
          Accounts payable                                                            (1,566)            1,339
          Accrued liabilities, accrued employee salaries and
             benefits and other liabilities                                           (3,210)           (1,484)
          Deferred revenue                                                             3,789             5,350
                                                                               --------------    --------------
             Total adjustments                                                        12,206            10,193
                                                                               --------------    --------------
                 Net cash provided by operating activities                             8,165             5,250
                                                                               --------------    --------------

 INVESTING ACTIVITIES:
 Acquisitions, net of cash acquired                                                    2,460                 -
 Capitalization of product development costs                                          (6,830)           (4,893)
 Capital expenditures                                                                 (1,880)           (1,542)
 Purchases of marketable securities                                                     (387)                -
 Sales of marketable securities                                                          256                 -
                                                                               --------------    --------------
      Net cash used in investing activities                                           (6,381)           (6,435)
                                                                               --------------    --------------

 FINANCING ACTIVITIES:
 Repurchase of common stock                                                             (205)           (2,161)
 Net proceeds from issuance of common stock                                            1,812                51
 Repayments of capital lease obligations                                                 (54)             (196)
                                                                               --------------    --------------
      Net cash provided by (used in) financing activities                              1,553            (2,306)
                                                                               --------------    --------------
 Effect of foreign currency on cash                                                     (160)               17
                                                                               --------------    --------------
 NET INCREASE (DECREASE) IN CASH AND CASH EQUIVALENTS                                  3,177            (3,474)
 Cash and cash equivalents at beginning of period                                     23,834            30,390
                                                                               --------------    --------------
 Cash and cash equivalents at end of period                                         $ 27,011          $ 26,916
                                                                               ==============    ==============

                              PLATO LEARNING, INC.
                       SUPPLEMENTAL FINANCIAL INFORMATION
                                   (UNAUDITED)


 REVENUES                                                 QUARTER ENDED JULY 31,
                                ------------------------------------------------------------------------
 ($000's)                                      2004                                2003                      % CHANGE
                                ----------------------------------- ------------------------------------ ------------------
                                     As        Lightspan     Pro          As       Lightspan      Pro         As       Pro
                                  Reported        (1)       Forma      Reported       (1)        Forma     Reported   Forma
                                ----------------------------------- ------------------------------------ ------------------
 License fees                       $25,421         $ -    $25,421      $16,300     $ 7,976     $24,276       56%       5%
 Subscriptions                        5,812           -      5,812        1,806       2,957       4,763      222%      22%
 Services                             7,403           -      7,403        3,918       2,411       6,329       89%      17%
 Other                                1,977           -      1,977        1,769       1,135       2,904       12%     -32%
                                ----------------------------------- ------------------------------------
                                    $40,613         $ -    $40,613      $23,793     $14,479     $38,272       71%       6%
                                =================================== ====================================

(1)  Lightspan revenues prior to acquisition.


 OPERATING EXPENSES                 QUARTER ENDED           QUARTER ENDED                      QUARTER ENDED
 ($000'S)                           JULY 31, 2004          APRIL 30, 2004                    JANUARY 31, 2004
                                ----------------------  ----------------------   --------------------------------------------
                                      As       % of          As        % of          As           Pro        % of Revenue
                                                                                                          -------------------
                                   Reported   Revenue     Reported    Revenue     Reported     Forma (3)  Reported  Pro Forma
                                ------------ ---------  ------------ ---------   -----------------------  -------------------
 Sales and marketing                $14,897       37%       $15,793       49%       $15,185     $16,467       57%      60%
 General and administrative           4,915       12%         5,040       16%         4,492       4,802       17%      18%
 Product development                  1,293        3%         1,346        4%         2,203       2,530        8%       9%
 Amortization of intangibles          1,112        3%         1,102        3%           983       1,005        4%       4%
                                ------------            ------------             -----------------------
                                    $22,217       55%       $23,281       72%       $22,863     $24,804       86%      90%
                                ============            ============             =======================



 OPERATING EXPENSES                     QUARTER ENDED JULY 31,
 ($000'S)                                      2003                    % OF REVENUE
                                ----------------------------------- -------------------
                                     As        Lightspan     Pro        As         Pro
                                 Reported (1)     (2)       Forma     Reported    Forma
                                ----------------------------------- -------------------
 Sales and marketing                $10,079     $ 8,614    $18,693       42%       49%
 General and administrative           3,200       1,343      4,543       13%       12%
 Product development                    472       2,153      2,625        2%        7%
 Amortization of intangibles            147       1,831      1,978        1%        5%
                                -----------------------------------
                                    $13,898     $13,941    $27,839       58%       73%
                                ===================================

(1)  Excludes $422 of restructuring charges.

(2)  Lightspan operating expenses prior to acquisition.

(3) Difference between As Reported and Pro Forma represents $1.9 million of Lightspan operating expenses prior to acquisition.


 ORDER SIZE                                      QUARTER ENDED JULY 31,
                            ------------------------------------------------------------
 ($000'S)                                2004                         2003 (1)                        % CHANGE
                            -----------------------------  -----------------------------  -----------------------------
                                   Number         Value           Number         Value           Number         Value
                            -----------------------------  -----------------------------  -----------------------------
  $100 to $249                         52       $  7,699              56       $  8,772             -7%           -12%
  $250 or greater                      18         13,506              25         12,689            -28%             6%
                            -----------------------------  -----------------------------
                                       70       $ 21,205              81       $ 21,461            -14%            -1%
                            =============================  =============================


(1)  2003 includes both PLATO Learning and Lightspan.

                              PLATO LEARNING, INC.
                       SUPPLEMENTAL FINANCIAL INFORMATION
                                   (UNAUDITED)




 REVENUES                                              NINE MONTHS ENDED JULY 31,
                                ------------------------------------------------------------------------
 ($000's)                                       2004                                2003                      % CHANGE
                                ----------------------------------- ------------------------------------ ------------------
                                     As        Lightspan     Pro          As       Lightspan      Pro         As       Pro
                                  Reported        (1)       Forma      Reported       (1)        Forma     Reported   Forma
                                ----------------------------------- ------------------------------------ ------------------
 License fees                       $55,693       $   -   $ 55,693      $33,497     $18,880     $52,377       66%       6%
 Subscriptions                       15,645         531     16,176        5,197       8,799      13,996      201%      16%
 Services                            20,937         438     21,375       11,597       7,025      18,622       81%      15%
 Other                                7,106           -      7,106        4,426       2,667       7,093       61%       0%
                                ----------------------------------- ------------------------------------
                                    $99,381       $ 969   $100,350      $54,717     $37,371     $92,088       82%       9%
                                =================================== ====================================

 (1) Lightspan revenues prior to acquisition.


 OPERATING EXPENSES                  NINE MONTHS ENDED JULY 31,
 ($000'S)                                      2004                    % OF REVENUE
                                ----------------------------------- -------------------
                                      As       Lightspan     Pro         As       Pro
                                   Reported       (2)       Forma     Reported   Forma
                                ----------------------------------- -------------------
 Sales and marketing                $45,875      $1,282    $47,157       46%       47%
 General and administrative          14,447         310     14,757       15%       15%
 Product development                  4,842         327      5,169        5%        5%
 Amortization of intangibles          3,197          22      3,219        3%        3%
                                -----------------------------------
                                    $68,361      $1,941    $70,302       69%       70%
                                ===================================

                                     NINE MONTHS ENDED JULY 31,
                                               2003                     % OF REVENUE
                                ----------------------------------- -------------------
                                     As        Lightspan     Pro         As       Pro
                                 Reported (1)     (2)       Forma     Reported   Forma
                                ----------------------------------- -------------------
 Sales and marketing                $29,263     $23,935    $53,198       53%       58%
 General and administrative           9,511       5,848     15,359       17%       17%
 Product development                  1,660       7,553      9,213        3%       10%
 Amortization of intangibles            441       5,833      6,274        1%        7%
                                -----------------------------------
                                    $40,875     $43,169    $84,044       75%       91%
                                ===================================

(1)  Excludes $802 of restructuring charges.

(2)  Lightspan operating expenses prior to acquisition.


  ORDER SIZE                                 NINE MONTHS ENDED JULY 31,
                            ------------------------------------------------------------
 ($000'S)                             2004 (1)                       2003 (2)                        % CHANGE
                            -----------------------------  -----------------------------  -----------------------------
                                   Number         Value           Number         Value           Number         Value
                            -----------------------------  -----------------------------  -----------------------------
  $100 to $249                        122       $ 17,969             101       $ 15,678             21%            15%
  $250 or greater                      43         29,543              48         23,509            -10%            26%
                            -----------------------------  -----------------------------
                                      165       $ 47,512             149       $ 39,187             11%            21%
                            =============================  =============================

(1) 2004 excludes amounts related to the second quarter Idaho Department of Education contract.

(2)  2003 includes both PLATO Learning and Lightspan.

                              PLATO LEARNING, INC.
                       SUPPLEMENTAL FINANCIAL INFORMATION
                                   (UNAUDITED)



 DEFERRED REVENUE                      JULY 31,
                            -----------------------------    OCTOBER 31,
 ($000's)                          2004           2003          2003
                            -----------------------------  --------------
 License fees                    $  8,583       $  5,446        $  4,762
 Subscriptions                      9,141          3,365           4,134
 Services                          24,668         15,979          17,360
 Other                                552            274             308
                            -----------------------------  --------------
                                   42,944         25,064          26,564
 Lightspan                              -         14,645          14,262
                            -----------------------------  --------------
 Total                           $ 42,944       $ 39,709        $ 40,826
                            =============================  ==============


 EBITDA                                                         TWELVE MONTHS ENDED
 ($000'S)                                                           JULY 31, 2004
                                    ------------------------------------------------------------------------
                        As Reported       Q4-2003        Q1-2004       Q2-2004        Q3-2004        TOTAL
                                    ------------------------------------------------------------------------
 Net earnings (loss)                       $ 3,276      $ (7,535)      $ (3,230)     $  6,724      $   (765)
 Income taxes                                1,744           150            150           150         2,194
 Interest expense                               16            35             37            28           116
 Depreciation and amortization               2,854         4,455          4,623         4,388        16,320
 Restructuring charge                            -             -              -             -             -
                                    ------------------------------------------------------------------------
                                           $ 7,890      $ (2,895)       $ 1,580      $ 11,290      $ 17,865
                                    ========================================================================

                                                             TWELVE MONTHS ENDED
                                                                 JULY 31, 2003
                                    ------------------------------------------------------------------------
                        As Reported       Q4-2002        Q1-2003       Q2-2003        Q3-2003        TOTAL
                                    ------------------------------------------------------------------------
 Net earnings (loss)                       $   119      $ (3,407)       $(1,821)      $   285      $ (4,824)
 Income taxes                                1,575        (2,350)        (1,435)        1,600          (610)
 Interest expense                               24            24             30            34           112
 Depreciation and amortization               2,076         2,319          2,231         2,782         9,408
 Restructuring charge                            -           380              -           422           802
                                    ------------------------------------------------------------------------
                                           $ 3,794      $ (3,034)       $  (995)      $ 5,123      $  4,888
                                    ========================================================================